UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2014

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On July 30, 2014 EverBank Financial Corp ("we", "our", "us" or the "Company") filed with the U.S. Securities and Exchange Commission (the "SEC") its Quarterly Report on Form 10-Q for the second quarter ended June 30, 2014 ("Form 10-Q"), which reflects the realignment of our reportable segments for financial reporting purposes. During the three months ended June 30, 2014, the Company, completed certain changes to its organizational structure that resulted in the re-classification of the Company's three reporting segments into Consumer Banking, Commercial Banking, and Corporate Services.

We continue to evolve our operating model to improve efficiency of decision-making so that we are able to better optimize market opportunities. In 2013, we consolidated all of our commercial lending activities under a realigned leadership team and believe that the new sales and reporting structure will help drive efficiency and enhance our focus on cross-sell opportunities in markets where we have financially sophisticated residential lending and deposit clients. In conjunction with this consolidation, we initiated a company-wide staffing optimization initiative to ensure that our operating structure positions us to capitalize on these cross-selling opportunities. In addition to these restructuring initiatives, we also entered into agreements to sell our default servicing operations and the rights to service and subservice loans with Green Tree Servicing LLC, which transaction closed on May 1, 2014. As a result of these recent changes to our business model, as well as our acquisitions over the past several years, management's view of our reporting segments has changed.

The Company is filing this Current Report on Form 8-K ("Form 8-K") to reclassify historical segment information in accordance with the Company’s new reportable segment structure. Exhibits 99.1, 99.2 and 99.3 hereto update the reportable segment information presented in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 28, 2014 (the “Form 10-K”) solely to the extent the disclosure in the Form 10-K is impacted by the realignment of our reportable segments. The changes in the segment structure affect only the manner in which the results for the reportable segments were previously reported. These reclassifications have no impact on the Company’s previously reported consolidated statements of income, statements of comprehensive income (loss), balance sheets, statements of cash flows and statements of equity. The information in this Form 8-K, including Exhibits 99.1, 99.2 and 99.3 should be read in conjunction with the Form 10-K.

Portions of the following items from the Form 10-K have been updated solely to reflect the revised reportable segments:

•	Part I—Item 1. “Business” - solely to reflect changes in the “Financial Information About Our Business Segments” section;

•
Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” - solely to reflect changes in “Performance Highlights - Key Metrics”, “Analysis of Statements of Income” and “Segment Results”; and

•
Part II—Item 8. “Financial Statements and Supplementary Data” - solely to reflect changes in “Notes to Consolidated Financial Statements”, specifically, “Note 2. Summary of Significant Accounting Policies - Segment Information", “Note 10. Premises and Equipment”, "Note 12. Goodwill and Intangible Assets" and “Note 30. Segment Information” as well as “Report of Independent Registered Public Accounting Firm” with an updated opinion to reflect said change to Part II, Item 8 footnote disclosures

This Form 8-K is being filed only for the purposes described above. All other information in the Form 10-K remains unchanged. This Form 8-K does not modify or update any other the disclosures in the Form 10-K. The information in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 of this Form 8-K continues to speak as of the date of the original filing of the Form 10-K. The Exhibits provided with this Form 8-K shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description.
23	Consent of Deloitte & Touche LLP

99.1	Revised: Part I—Item 1. “Business” of EverBank Financial Corp’s Annual Report on Form 10-K for the year ended December 31, 2013.

99.2
Revised: Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of EverBank Financial Corp’s Annual Report on Form 10-K for the year ended December 31, 2013.

99.3	Revised: Part II—Item 8. "Financial Statements and Supplementary Data" of EverBank Financial Corp's Annual Report on Form 10-K for the year ended December 31, 2013.

101
Revised: The following materials from the Company's Annual Report on Form 10-K for the year ended December 31, 2013, formatted in Extensible Business Reporting Language (XBRL): (a) Consolidated Balance Sheets; (b) Consolidated Statements of Income; (c) Consolidated Statements of Comprehensive Income (Loss); (d) Consolidated Statements of Shareholders’ Equity; (e) Consolidated Statements of Cash Flows; and (f) Notes to Consolidated Financial Statements.

Forward-Looking Statements

This Form 8-K and/or the exhibits hereto contain certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp
(Registrant)

By:	/s/ Thomas A. Hajda
	Name:	Thomas A. Hajda
	Title:	Executive Vice President, General Counsel and Secretary

Dated: July 30, 2014

EXHIBIT INDEX

23	Consent of Deloitte & Touche LLP

99.1	Revised: Part I—Item 1. “Business” of EverBank Financial Corp’s Annual Report on Form 10-K for the year ended December 31, 2013.

99.2
Revised: Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of EverBank Financial Corp’s Annual Report on Form 10-K for the year ended December 31, 2013.

99.3	Revised: Part II—Item 8. "Financial Statements and Supplementary Data" of EverBank Financial Corp's Annual Report on Form 10-K for the year ended December 31, 2013.

101
Revised: The following materials from the Company's Annual Report on Form 10-K for the year ended December 31, 2013, formatted in Extensible Business Reporting Language (XBRL): (a) Consolidated Balance Sheets; (b) Consolidated Statements of Income; (c) Consolidated Statements of Comprehensive Income (Loss); (d) Consolidated Statements of Shareholders’ Equity; (e) Consolidated Statements of Cash Flows; and (f) Notes to Consolidated Financial Statements.